Independent Auditor's Report

The Board of Directors
Citicorp Mortgage, Inc.
670 Mason Ridge Center Drive
St. Louis, Missouri 63141

Mercantile Bank N.A.
One Mercantile Center
17th Floor
St. Louis, Missouri 63101

Citibank, N.A.
399 Park Avenue
New York, New York 10043

We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of Citicorp Mortgage, Inc. (an indirect wholly owned subsidiary of Citicorp) and subsidiaries (the Company) as of and for the year ended December 31, 1996, and have issued our report thereon dated February 14, 1997.

In connection with our audit, nothing came to our attention that caused us to believe that the company failed to comply with the requirements applicable to HUD-approved Title II non- supervised mortgagee and loan correspondents, as specified in the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in July 1993 (Sections 7-5C through 7-5F) insofar as they relate to accounting matters related to the Mortgage Pass-Thru Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended solely for the information and use of the Board of Directors, management of the Company, and the Trustee and should not be used for any other purpose.


                                               /s/  KPMG Peat Marwick LLP

February 14, 1997

                                                                       Exhibit I

                     CITICORP MORTGAGE INC. AND SUBSIDIARIES
                (An Indirect Wholly Owned Subsidiary of Citicorp)
                       Mortgage Pass-Through Certificates
                                December 31, 1996


Citicorp Homeowners, Inc.                                Series 1987-2

Citibank, N.A.                                           Series 1981-A
Citibank, N.A.                                           Series 1981-B
Citibank, N.A.                                           Series 1983-B
Citibank, N.A.                                           Series 1985-A
Citibank, N.A.                                           Series 1985-H
Citibank, N.A.                                           Series 1985-K
Citibank, N.A.                                           Series 1986-C
Citibank, N.A.                                           Series 1986-D
Citibank, N.A.                                           Series 1986-F
Citibank, N.A.                                           Series 1986-G
Citibank, N.A.                                           Series 1986-I
Citibank, N.A.                                           Series 1986-J
Citibank, N.A.                                           Series 1986-K
Citibank, N.A.                                           Series 1986-L
Citibank, N.A.                                           Series 1986-M
Citibank, N.A.                                           Series 1986-N
Citibank, N.A.                                           Series 1986-O
Citibank, N.A.                                           Series 1986-P
Citibank, N.A.                                           Series 1986-Q
Citibank, N.A.                                           Series 1986-R
Citibank, N.A.                                           Series 1986-S
Citibank, N.A.                                           Series 1986-T
Citibank, N.A.                                           Series 1987-A
Citibank, N.A.                                           Series 1987-B
Citibank, N.A.                                           Series 1987-C
Citibank, N.A.                                           Series 1987-D
Citibank, N.A.                                           Series 1987-E
Citibank, N.A.                                           Series 1987-F
Citibank, N.A.                                           Series 1989 Co/op

Citicorp Mortgage Securities, Inc.                       Series 1987-1
Citicorp Mortgage Securities, Inc.                       Series 1987-2
Citicorp Mortgage Securities, Inc.                       Series 1987-3
Citicorp Mortgage Securities, Inc.                       Series 1987-4
Citicorp Mortgage Securities, Inc.                       Series 1987-5
Citicorp Mortgage Securities, Inc.                       Series 1987-8
Citicorp Mortgage Securities, Inc.                       Series 1987-9
Citicorp Mortgage Securities, Inc.                       Series 1987-10
Citicorp Mortgage Securities, Inc.                       Series 1987-11

Citicorp Mortgage Securities, Inc.
      Citibank, N.A.                                     Series 1987-13A

Citicorp Mortgage Securities, Inc.                       Series 1987-14

                                                                Exhibit I. Cont.


Citicorp Mortgage Securities, Inc.                       Series 1987-17

Citicorp Mortgage Securities, Inc.
      Citibank, N.A.                                     Series 1987-18A
      Citicorp Mortgage, Inc.                            Series 1987-18B

Citicorp Mortgage Securities, Inc.
      Citibank, N.A.                                     Series 1987-20A

Citicorp Mortgage Securities Inc.
      Citicorp Mortgage, Inc.                            Series 1988-1A

Citicorp Mortgage Securities, Inc.                       Series 1988-3

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-4A
      Citibank, N.A.                                     Series 1988-4B
      Citicorp Savings of Illinois,
       A Federal S&L Assoc.                              Series 1988-4C

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-5A
      Citibank, N.A.                                     Series 1988-5B
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1988-5C

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-6A
      Citibank, N.A.                                     Series 1988-6B

Citicorp Mortgage Securities, Inc.                       Series 1988-8

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-9A
      Citibank, N.A.                                     Series 1988-9B

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-10A
      Citibank, N.A.                                     Series 1988-10B
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1988-10C

Citicorp Mortgage Securities, Inc.                       Series 1988-11

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-12A
      Citibank, N.A.                                     Series 1988-12B
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1988-12C

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-13A
      Citibank, N.A.                                     Series 1988-13B
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1988-13C

                                                                Exhibit I. Cont.


Citicorp Mortgage Securities, Inc.                       Series 1988-15

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-16A
      Citibank, N.A.                                     Series 1988-16B
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1988-16C

Citicorp Mortgage Securities, Inc.                       Series 1988-17

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-18A
      Citibank, N.A.                                     Series 1988-18B

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1988-19A
      Citibank, N.A.                                     Series 1988-19B
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1988-19C

Citicorp Mortgage Securities, Inc.                       Series 1988-20

Citicorp Mortgage Securities, Inc.                       Series 1989-1

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-2A
      Citibank, N.A.                                     Series 1989-2B
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1989-2C

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-4A
      Citibank, N.A.                                     Series 1989-4B

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-5A
      Citibank, N.A.                                     Series 1989-5B

Citicorp Mortgage Securities, Inc.                       Series 1989-6

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-8A
      Citibank, N.A.                                     Series 1989-8B

Citicorp Mortgage Securities, Inc.                       Series 1989-9

Citicorp Mortgage Securities, Inc.
      Citibank, N.A.                                     Series 1989-10A
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1989-10B
      Citicorp Mortgage, Inc.                            Series 1989-10C
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1989-10D
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1989-10E

                                                                Exhibit I. Cont.


Citicorp Mortgage Securities, Inc.                       Series 1989-12

Citicorp Mortgage Securities, Inc.                       Series 1989-13

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-14A
      Citibank, N.A.                                     Series 1989-14B
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1989-14C
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1989-14D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-15A
      Citibank, N.A.                                     Series 1989-15B
      Citibank Savings of California,
        A Federal S&L Assoc.                             Series 1989-15C

Citicorp Mortgage Securities,Inc.                        Series 1989-16

Citicorp Mortgage Securities, Inc.                       Series 1989-17

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-A1
      Citibank, N.A.                                     Series 1989-A2
      Citicorp Savings of Florida,
        A Federal S&L Assoc.                             Series 1989-A3
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1989-A4

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-B1
      Citibank, N.A.                                     Series 1989-B2
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1989-B3

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-18A
      Citibank, N.A.                                     Series 1989-18B
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1989-18C

Citicorp Mortgage Securities, Inc.                       Series 1989-19

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-C1
      Citibank, N.A.                                     Series 1989-C2
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1989-C3
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1989-C4

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1989-D1
      Citibank, N.A.                                     Series 1989-D2
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1989-D3

Citicorp Mortgage Securities,Inc.
      Citicorp Mortgage, Inc.                            Series 1990-1A

                                                                Exhibit I. Cont.

      Citibank, N.A.                                     Series 1990-1B

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-2A
      Citibank, N.A.                                     Series 1990-2B
      Citibank Savings of Illinois,
        A Federal S&L Assoc.                             Series 1990-2C
      Citibank Savings of California,
        A Federal S&L Assoc.                             Series 1990-2D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-3A
      Citibank, N.A.                                     Series 1990-3B
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1990-3C

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-4A
      Citibank, N.A.                                     Series 1990-4B
      Citicorp Savings of Illinois,
        A Federal S&L Assoc.                             Series 1990-4C
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1990-4D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-5A
      Citibank, N.A.                                     Series 1990-5B
      Citibank, Federal Savings Bank                     Series 1990-5C

Citibank Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-6A
      Citibank, N.A.                                     Series 1990-6B
      Citibank, Federal Savings Bank                     Series 1990-6C
      Citibank, Federal Savings Bank                     Series 1990-6D

Citibank Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-7A
      Citibank, N.A.                                     Series 1990-7B
      Citibank, Federal Savings Bank                     Series 1990-7C
      Citibank, Federal Savings Bank                     Series 1990-7D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-8A
      Citibank, N.A.                                     Series 1990-8B
      Citibank, Federal Savings Bank                     Series 1990-8C
      Citibank, Federal Savings Bank                     Series 1990-8D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-9A
      Citibank, N.A.                                     Series 1990-9B
      Citibank, Federal Savings Bank                     Series 1990-9C
      Citibank, Federal Savings Bank                     Series 1990-9D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-10A

                                                                Exhibit I. Cont.

      Citibank, N.A.                                     Series 1990-10B
      Citibank, Federal Savings Bank                     Series 1990-10C
      Citibank, Federal Savings Bank                     Series 1990-10D

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-11A
      Citibank, N.A.                                     Series 1990-11B
      Citibank, Federal Savings Bank                     Series 1990-11C
      Citibank, Federal Savings Bank                     Series 1990-11D
      Citibank, Federal Savings Bank                     Series 1990-11E

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-12A
      Citibank, N.A.                                     Series 1990-12B
      Citibank, Federal Savings Bank                     Series 1990-12C

Citicorp Mortgage Securities, Inc.                       Series 1990-13
Citicorp Mortgage Securities, Inc.                       Series 1990-14
Citicorp Mortgage Securities, Inc.                       Series 1990-16
Citicorp Mortgage Securities, Inc.                       Series 1990-17
Citicorp Mortgage Securities, Inc.                       Series 1990-18
Citicorp Mortgage Securities, Inc.                       Series 1990-19

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-A1
      Citibank, N.A.                                     Series 1990-A2
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1990-A3

Citicorp Mortgage Securities, Inc.
      Citicorp Mortgage, Inc.                            Series 1990-B1
      Citibank, N.A.                                     Series 1990-B2
      Citibank, Federal Savings Bank                     Series 1990-B3

Citicorp Mortgage Securities, Inc.                       Series 1990-D

Citicorp Mortgage Trust III
      Citicorp Mortgage, Inc.                            Series 1990-IIIA
      Citibank, N.A.                                     Series 1990-IIIB
      Citicorp Savings of California,
        A Federal S&L Assoc.                             Series 1990-IIIC

Citicorp Mortgage Trust IV
      Citicorp Mortgage, Inc.                            Series 1990-IVA
      Citibank, N.A.                                     Series 1990-IVB
      Citibank, Federal Savings Bank                     Series 1990-IVC
      Citibank, Federal Savings Bank                     Series 1990-IVD
      Citibank, Federal Savings Bank                     Series 1990-IVE

Citicorp Mortgage Securities, Inc.                       Series 1991-1
Citicorp Mortgage Securities, Inc.                       Series 1991-2
Citicorp Mortgage Securities, Inc.                       Series 1991-3

                                                                Exhibit I. Cont.

Citicorp Mortgage Securities, Inc.                       Series 1991-4
Citicorp Mortgage Securities, Inc.                       Series 1991-5
Citicorp Mortgage Securities, Inc.                       Series 1991-6
Citicorp Mortgage Securities, Inc.                       Series 1991-7
Citicorp Mortgage Securities, Inc.                       Series 1991-8
Citicorp Mortgage Securities, Inc.                       Series 1991-9
Citicorp Mortgage Securities, Inc.                       Series 1991-10
Citicorp Mortgage Securities, Inc.                       Series 1991-11
Citicorp Mortgage Securities, Inc.                       Series 1991-12
Citicorp Mortgage Securities, Inc.                       Series 1991-13
Citicorp Mortgage Securities, Inc.                       Series 1991-14
Citicorp Mortgage Securities, Inc.                       Series 1991-15
Citicorp Mortgage Securities, Inc.                       Series 1991-16
Citicorp Mortgage Securities, Inc.                       Series 1991-17
Citicorp Mortgage Securities, Inc.                       Series 1991-18

Citicorp Mortgage Securities, Inc.                       Series 1991-A

Citicorp Mortgage Securities, Inc.                       Series 1992-1
Citicorp Mortgage Securities, Inc.                       Series 1992-2
Citicorp Mortgage Securities, Inc.                       Series 1992-3
Citicorp Mortgage Securities, Inc.                       Series 1992-4
Citicorp Mortgage Securities, Inc.                       Series 1992-5
Citicorp Mortgage Securities, Inc.                       Series 1992-6
Citicorp Mortgage Securities, Inc.                       Series 1992-7
Citicorp Mortgage Securities, Inc.                       Series 1992-8
Citicorp Mortgage Securities, Inc.                       Series 1992-9
Citicorp Mortgage Securities, Inc.                       Series 1992-10
Citicorp Mortgage Securities, Inc.                       Series 1992-11
Citicorp Mortgage Securities, Inc.                       Series 1992-12
Citicorp Mortgage Securities, Inc.                       Series 1992-13
Citicorp Mortgage Securities, Inc.                       Series 1992-14
Citicorp Mortgage Securities, Inc.                       Series 1992-15
Citicorp Mortgage Securities, Inc.                       Series 1992-16
Citicorp Mortgage Securities, Inc.                       Series 1992-17
Citicorp Mortgage Securities, Inc.                       Series 1992-18
Citicorp Mortgage Securities, Inc.                       Series 1992-19
Citicorp Mortgage Securities, Inc.                       Series 1992-20

Citicorp Mortgage Securities, Inc.                       Series 1993-1
Citicorp Mortgage Securities, Inc.                       Series 1993-2
Citicorp Mortgage Securities, Inc.                       Series 1993-3
Citicorp Mortgage Securities, Inc.                       Series 1993-4
Citicorp Mortgage Securities, Inc.                       Series 1993-5
Citicorp Mortgage Securities, Inc.                       Series 1993-6
Citicorp Mortgage Securities, Inc.                       Series 1993-7
Citicorp Mortgage Securities, Inc.                       Series 1993-8
Citicorp Mortgage Securities, Inc.                       Series 1993-9
Citicorp Mortgage Securities, Inc.                       Series 1993-10
Citicorp Mortgage Securities, Inc.                       Series 1993-11

                                                                Exhibit I. Cont.

Citicorp Mortgage Securities, Inc.                       Series 1993-12
Citicorp Mortgage Securities, Inc.                       Series 1993-13
Citicorp Mortgage Securities, Inc.                       Series 1993-14

Citicorp Mortgage Securities, Inc.                       Series 1994-1
Citicorp Mortgage Securities, Inc.                       Series 1994-2
Citicorp Mortgage Securities, Inc.                       Series 1994-3
Citicorp Mortgage Securities, Inc.                       Series 1994-4
Citicorp Mortgage Securities, Inc.                       Series 1994-5
Citicorp Mortgage Securities, Inc.                       Series 1994-6
Citicorp Mortgage Securities, Inc.                       Series 1994-7
Citicorp Mortgage Securities, Inc.                       Series 1994-8
Citicorp Mortgage Securities, Inc.                       Series 1994-9
Citicorp Mortgage Securities, Inc.                       Series 1994-10
Citicorp Mortgage Securities, Inc.                       Series 1994-11
Citicorp Mortgage Securities, Inc.                       Series 1994-12
Citicorp Mortgage Securities, Inc.                       Series 1994-13

Citicorp Mortgage Securities, Inc.                       Series 1995-1
Citicorp Mortgage Securities, Inc.                       Series 1995-2
Citicorp Mortgage Securities, Inc.                       Series 1995-3

Citicorp Mortgage Securities, Inc.                       Series 1996-1